                              GARTMORE MUTUAL FUNDS

                         Supplement Dated July 18, 2006
                   to the Prospectuses dated February 28, 2006

1.   On May 25, 2006,  Nationwide Mutual Insurance Company and Nationwide Mutual
     Fire Insurance Company (collectively,  "Nationwide"),  the parent companies of Gartmore Global Asset Management Trust ("GGAMT") and GGAMT's  investment advisory  subsidiaries,  Gartmore  Mutual Fund Capital Trust  ("GMFCT") and
     Gartmore Morley Capital  Management,  Inc.  ("GMCM"),  each of which, along with  GGAMT,  serves as an  investment  adviser  to  various  series of the
     Gartmore Mutual Funds (the "Funds"),  announced that Nationwide has entered into a definitive agreement for the sale of Gartmore Group Limited ("GGL"), including certain of GGL's  subsidiaries  based in the United Kingdom ( the
     "U.K.") to Hellman & Friedman Advisors LLC, a San  Francisco-based  private equity investment firm (the "U.K. Sale").  GGL's U.K.  investment  advisory subsidiaries,  including  Gartmore Global Partners  ("GGP"),  represent the
     London-based  arm of  Gartmore  Group,  the asset  management  business  of
     Nationwide.  Pending  regulatory  approval  in  the  U.K.  and  other  such appropriate  jurisdictions,  the U.K.  Sale is expected to close during the third  quarter  of 2006.  Upon the  closing of the U.K.  Sale,  a change in control of GGP will occur that will cause all of GGP's current  subadvisory agreements with the Funds to terminate.  As described in more detail below, the  Board  of  Trustees  (the  "Board")  of the  Funds  has  approved  new subadvisory  agreements with  newly-unaffiliated  GGP, in reliance upon the
     Manager of Managers  exemptive  order the Funds have obtained from the SEC.
     The new subadvisory agreements with newly-unaffiliated GGP will take effect immediately  upon the closing of the U.K.  Sale and will  ensure  continued
     provision of subadvisory services by GGP to the Funds affected.

     The U.K. Sale will not affect the U.S.-based  operations of Gartmore Group.
     Nationwide  will retain  ownership of the U.S.-based arm of Gartmore Group, including GGAMT's  U.S.-registered  investment advisory subsidiaries GMFCT,
     GMCM and  NorthPointe  Capital  LLC  ("NorthPointe"),  all of  which  shall continue to provide  investment  advisory  services  (or,  with  respect to
     NorthPointe, subadvisory services) to the Funds, including:

a.   The following Funds, which are advised by GMFCT:

Gartmore Bond Fund                            Gartmore Mid Cap Growth Fund
Gartmore Bond Index Fund                      Gartmore Micro Cap Equity Fund
Gartmore China Opportunities Fund             Gartmore Mid Cap Market Index Fund
Gartmore Convertible Fund                     Gartmore Money Market Fund
Gartmore Global Health Sciences Fund          Gartmore Nationwide Fund
Gartmore Global Natural Resources Fund        NorthPointe Small Cap Growth Fund
Gartmore Global Technology and                NorthPointe Small Cap Value Fund
   Communications Fund                        Gartmore Optimal Allocations Fund: Moderate
Gartmore Government Bond Fund                 Gartmore Optimal Allocations Fund: Moderately Aggressive
Gartmore Growth Fund                          Gartmore Optimal Allocations Fund: Aggressive
Gartmore High Yield Bond Fund                 Gartmore Optimal Allocations Fund: Specialty
Gartmore International Index Fund             Gartmore Small Cap Fund
Gartmore Investor Destinations Aggressive     Gartmore Tax-Free Income Fund
   Fund                                       Gartmore U.S. Growth Leaders Long-Short Fund
Gartmore Investor Destinations Moderately     Gartmore Value Opportunities Fund
   Aggressive Fund                            Gartmore S&P 500 Index Fund
Gartmore Investor Destinations Moderate Fund  Gartmore Small Cap Index Fund
Gartmore Investor Destinations Moderately     Gartmore Mid Cap Growth Leaders Fund
   Conservative Fund                          Gartmore Nationwide Leaders Fund
Gartmore Investor Destinations Conservative   Gartmore Small Cap Leaders Fund
   Fund                                       Gartmore U.S. Growth Leaders Fund
Gartmore Large Cap Value Fund

     PS-AF-1(7/06)                                                        (over)

b.   The following Funds, which are advised by GMCM:

Gartmore Enhanced Income Fund                 Gartmore Short Duration Bond Fund

c.   The following Funds, which are subadvised by NorthPointe:

Gartmore Large Cap Value Fund                 NorthPointe Small Cap Growth Fund
Gartmore Value Opportunities Fund             NorthPointe Small Cap Value Fund

2.   The following Funds currently are subadvised by GGP:

Gartmore China Opportunities Fund             Gartmore Global Utilities Fund
Gartmore Emerging Markets Fund                Gartmore International Growth Fund
Gartmore Global Financial Services Fund       Gartmore Worldwide Leaders Fund
Gartmore Global Natural Resources Fund

a.   At its June 14, 2006 board  meeting,  the Board  approved  new  subadvisory agreements  with  newly-unaffiliated  GGP with respect to all of the above-
     referenced  Funds (with the  exception  of the  Gartmore  Global  Financial
     Services Fund and the Gartmore Global Natural  Resources  Fund),  effective immediately  upon the  closing  of the U.K.  Sale,  in order to ensure  the continued provision of subadvisory services by GGP without interruption.

b.   Each of the Gartmore  Global  Financial  Services Fund and Gartmore  Global
     Natural  Resources  Fund has been subject to a subadvisory  agreement  with
     GGP. At its June 14, 2006 board meeting, the Board approved the termination of the subadvisory  agreements with GGP with respect to the Gartmore Global
     Financial  Services  Fund  and  Gartmore  Global  Natural  Resources  Fund,
     effective immediately upon the closing of the U.K. Sale. At that time, each
     such  Fund's  investment   adviser  will  assume   responsibility  for  the
     day-to-day   management  of  these  two  Funds.  The  portfolio  management personnel  that have been  managing  each of these Funds shall  continue to manage these Funds on behalf of each Fund's investment adviser.

3.   On June 14, 2006, the Board also  determined  that, upon the closing of the
     U.K.   Sale,   GGAMT  will   transfer  all  of  its   investment   advisory
     responsibilities to its wholly-owned investment advisory subsidiary, GMFCT.
     Accordingly,  the Board approved the addition of the GGAMT-advised Funds to the Funds' investment advisory agreement with GMFCT,  effective immediately upon the closing of the U.K. Sale. The terms of the GMFCT  agreements  with respect to these  Funds are  identical  (except  for the  Adviser) in every material respect to each such Fund's current investment  advisory agreement with GGAMT.  The same  portfolio  management  personnel who currently  have managed  each of these  Funds on behalf of GGAMT  shall  continue to manage each such Fund on behalf of GMFCT.  Based on the  information  provided  by
     GGAMT and GMFCT,  the Board was  satisfied  that the transfer of investment adviser  responsibilities by GGAMT to its wholly-owned  investment advisory
     subsidiary,   GMFCT,   will  not   constitute  an  assignment   that  would
     automatically  terminate the investment advisory agreements pursuant to the
     Investment  Company Act of 1940,  as  amended,  because no change of actual control or  management  of the  investment  adviser  providing the advisory services will result. The transfer will affect the following Funds:

Gartmore Emerging Markets Fund                Gartmore International Growth Fund
Gartmore Global Financial Services Fund       Gartmore Worldwide Leaders Fund
Gartmore Global Utilities Fund

                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                       THE PROSPECTUS FOR FUTURE REFERENCE